                                                                    Exhibit 10.7

                                                                  Execution Copy

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                             INTERCREDITOR AGREEMENT
                         dated as of September 22, 2004

                                      among

                          CITICORP NORTH AMERICA, INC.,
                                as Program Agent,
                                -----------------

                               RITE AID FUNDING I,
                                  as Purchaser,
                                  -------------

                              RITE AID FUNDING II,
                                  as Borrower,
                                  ------------

                   Each of the Other Parties Listed on Annex I
                                 as Originators
                                 --------------

                         RITE AID HDQTRS. FUNDING, INC.,
                     as a Purchaser and as Collection Agent
                     --------------------------------------

                                       and

                          CITICORP NORTH AMERICA, INC.
                                       and
                              JPMORGAN CHASE BANK,
                     collectively as Senior Collateral Agent
                     ---------------------------------------

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                                                          TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----

PRELIMINARY STATEMENTS............................................................................................1

ARTICLE I           DEFINITIONS
                    SECTION 1.01.         Defined Terms...........................................................3
                    SECTION 1.02.         References to Terms Defined in the Purchaser
                                          Documents and the Senior Loan Documents.................................9

ARTICLE II          INTERCREDITOR PROVISIONS
                    SECTION 2.01.         Interests in and Priorities of Purchased Property and
                                          Pre-Event Unsold Receivables Property...................................9
                    SECTION 2.02.         Respective Interests in Purchased Property and

                    SECTION 2.13.         Relative Rights of Investors, Liquidity Banks and
                                          Secured Parties as Among Themselves....................................15
                    SECTION 2.14.         Effect upon Senior Loan Documents and Purchaser
                                          Documents..............................................................16
                    SECTION 2.15.         Accountings............................................................16
                    SECTION 2.16.         Further Assurances.....................................................16

ARTICLE III         MISCELLANEOUS

                                        i

                                                                                                               Page
                                                                                                               ----

                    SECTION 3.12.         Waiver of Jury Trial...................................................20
                    SECTION 3.13.         No Proceedings.........................................................20

ANNEX I             List of Originators

                                       ii

                             INTERCREDITOR AGREEMENT

                  INTERCREDITOR AGREEMENT, dated as of September 22, 2004, by and among CITICORP NORTH AMERICA, INC., as Program Agent (together with its successors and assigns, the "Program Agent") for and on behalf of CAFCO, LLC
("CAFCO") and the other financial institutions from time to time party to the
Receivables Financing Agreement referred to below as Investors (together with
CAFCO, the "Investors"), CITIBANK, N.A., a national banking association
("Citibank"), and the other financial institutions from time to time party to the Receivables Financing Agreement referred to below as Banks (together with
Citibank, the "Liquidity Banks"), CITICORP NORTH AMERICA, INC. ("CNAI") and the
other financial institutions from time to time party to the Receivables
Financing Agreement referred to below as Investor Agents (together with CNAI, the "Investor Agents"), RITE AID HDQTRS. FUNDING, INC., a Delaware corporation
("HQ"), RITE AID FUNDING I, a Cayman Islands exempted company incorporated with limited liability on August 11, 2004 with registration number 138720 (formerly known as Cayman Resources (21) Ltd.) ("RAF I"), RITE AID FUNDING II, a Cayman
Islands exempted company incorporated with limited liability on August 11, 2004 with registration number 138722 (formerly known as Cayman Resources (22) Ltd.)
(the "Borrower"), each of the other parties listed on Annex I hereto as an originator (the "Originators"), and CITICORP NORTH AMERICA, INC., as
administrative agent pursuant to the Credit Agreement (as hereinafter defined)
and as senior collateral processing co-agent pursuant to the Other Intercreditor
Agreement (as hereinafter defined) and JPMORGAN CHASE BANK, as senior collateral processing co-agent pursuant to the Other Intercreditor Agreement (Citicorp
North America, Inc. and JPMorgan Chase Bank, as senior collateral processing co-agents, and their respective successors and assigns, collectively, the
"Senior Collateral Agent").

                             PRELIMINARY STATEMENTS

                  1.    The Originators have agreed to sell, transfer and assign
to HQ and HQ has agreed to purchase and acquire from the Originators, all of the right, title and interest of the Originators in and to the Purchased Receivables
(as hereinafter defined) and the Related Security (as hereinafter defined) with respect thereto (or, in the case of certain Purchased Receivables, a 100%
undivided beneficial interest therein) pursuant to an Originator Purchase
Agreement, dated as of September 21, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the "Originator Purchase Agreement"), among the Originators and HQ.

                  2.    Pursuant to the Originator Purchase Agreement, the
Originators shall grant to HQ a security interest in all of the right, title and interest of the Originators in and to the Pre- Event Unsold Receivables (as
hereinafter defined) and the Related Security with respect thereto.

                  3.    HQ has agreed to sell, transfer and assign to RAF I, and
RAF I has agreed to purchase and acquire from HQ, all of the right, title and interest of HQ in and to the Purchased Receivables and the Related Security with respect thereto pursuant to a Secondary Purchase Agreement, dated as of
September 21, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the "Secondary Purchase Agreement"), between HQ and RAF I.

                  4.    Pursuant to the Secondary Purchase Agreement, HQ shall
grant to RAF I a security interest in all of the right, title and interest of HQ in and to the Pre-Event Unsold Receivables and the Related Security with respect thereto.

                  5.    RAF I has agreed to sell, transfer and assign to the
Borrower, and the Borrower has agreed to purchase and acquire from RAF I, all of the right, title and interest of RAF I in and to the Purchased Receivables and the Related Security with respect thereto pursuant to a Tertiary Purchase
Agreement, dated as of September 21, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the "Tertiary Purchase Agreement"), between RAF I and the Borrower.

                  6.    Pursuant to the Tertiary Purchase Agreement, RAF I shall
grant to the Borrower a security interest in all of the right, title and interest of RAF I in and to the Pre-Event Unsold Receivables and the Related
Security with respect thereto.

                  7.    The Borrower, the Originators, HQ, as the collection
agent (the "Collection Agent"), the Program Agent, the Investors, the Liquidity
Banks and the Investor Agents are parties to a Receivables Financing Agreement, dated as of September 21, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the "Receivables Financing Agreement"), pursuant to which the Investors and the Liquidity Banks have agreed to make Advances (as hereinafter defined) to the Borrower secured by the Purchased Receivables and the Related Security with respect thereto or interests therein and the Borrower has agreed to grant a security interest in favor of the Program Agent in, among other things, the right, title and interest of the Borrower in and to the
Originator Purchase Agreement, the Secondary Purchase Agreement and the Tertiary
Purchase Agreement (including, without limitation, all of the Borrower's interest in the Pre-Event Unsold Receivables and the Related Security with respect thereto).

                  8.    The Originator Purchase Agreement, the Secondary
Purchase Agreement, the Tertiary Purchase Agreement and the Receivables
Financing Agreement provide for the filing of UCC (as hereinafter defined)
financing statements and, in the case of the Tertiary Purchase Agreement and the
Receivables Financing Agreement, the registration of charges on the register of mortgages and charges of RAF I and the Borrower in connection with obtaining the ownership and perfecting the security interests of the parties thereto in the
Receivables (as hereinafter defined) and the Related Security.

                  9.    The Originators and certain other subsidiaries of Rite
Aid Corporation ("Rite Aid") have entered into a Credit Agreement, dated as of
June 27, 2001, as amended and restated as of August 4, 2003, as further amended and restated as of September 22, 2004 with, among other parties, the Senior
Lenders (as hereinafter defined) and CNAI, as administrative agent and collateral processing co-agent (as amended, supplemented, restated or otherwise modified from time to time, the Credit Agreement") and related agreements, pursuant to which the Originators other than Rite Aid and such subsidiaries have guaranteed the payment and performance of the Senior Obligations (as hereinafter defined) and granted security interests in

                                        2

certain collateral, including but not limited to the Receivables, the Related
Security and proceeds thereof.

                  10.   The Originators and certain subsidiaries of Rite Aid
have entered into the 12.5% Note Indenture, the 9.5% Note Indenture and the
8.125% Note Indenture (each as defined in the Other Intercreditor Agreement) in favor of the Second Priority Debt Parties (as hereinafter defined) (such indentures, as amended, supplemented, restated or otherwise modified from time to time, the "Indentures") and related agreements, pursuant to which the
Originators other than Rite Aid and such subsidiaries have guaranteed the payment and performance of the Second Priority Debt Obligations and granted security interests in certain collateral, including but not limited to the
Receivables, the Related Security and proceeds thereof.

                  11.   The Originators, Rite Aid, the Second Priority
Collateral Trustee (as hereinafter defined), the Senior Collateral Agent,
JPMorganChase Bank and certain trustees have entered into an Amended and
Restated Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, as amended and restated as of May 28, 2003, as amended, supplemented, restated
or otherwise modified from time to time, the "Other Intercreditor Agreement"), pursuant to which, among other things, lien priority was established between the
Senior Lenders and the Second Priority Debt Parties and the Senior Collateral
Agent was given certain rights with respect to the release of liens on the
Receivables and the Related Security.

                  12.   It is a condition precedent to the making of the initial
Advance secured by the Purchased Receivables pursuant to the Receivables
Financing Agreement that the parties hereto enter into this Agreement.

                  13.   The parties hereto have agreed to enter into this
Agreement to set forth provisions regarding the interests and allocation of priorities in, and the enforcement of remedies with respect to, the Purchased
Property (as hereinafter defined), the Pre-Event Unsold Receivables Property (as hereinafter defined) and the other Collateral (as hereinafter defined);

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01.    Defined Terms. As used in this Agreement, the
following capitalized terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). The term "Agreement" shall mean this Intercreditor Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Advances" has the meaning specified in the Receivables
Financing Agreement.

                                        3

                  "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are closed.

                  "Claim" means the Lender Claim and/or the Indenture Claims, as applicable.

                  "Collateral" means all Lender Collateral which does not
constitute Purchased Property.

                  "Collection Account" means deposit account no. 069-3636 at
Mellon Bank, N.A. and the corresponding lock-box 360321, into which Collections on account of Receivables are deposited or remitted.

                  "Collection Account Bank" has the meaning specified for the term "Deposit Bank" in the Receivables Financing Agreement.

                  "Collection Agent" has the meaning specified in Preliminary
Statement 7.

                  "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of the Related Security with respect to such
Receivable, excluding such collections and proceeds received by an Originator or
HQ with respect to the sale of the Purchased Receivables (or interests therein)
under the Originator Purchase Agreement or the Secondary Purchase Agreement.

                  "Company Claim" means all of the indebtedness, obligations and other liabilities of HQ to the Originators arising under, or in connection with, the Purchaser Documents, including, but not limited to, obligations evidenced by the Deferred Purchase Price Note, and all costs of collection or enforcement thereof.

                  "Contract" means an agreement between an Originator and an
Obligor or between a pharmaceutical benefits manager and an Obligor pursuant to or under which such Obligor shall be obligated to pay for pharmaceutical merchandise sold by such Originator or its affiliates from time to time.

                  "Deferred Purchase Price Note" has the meaning specified in the Originator Purchase Agreement.

                  "Enforcement" means, collectively or individually, for (i) the
Program Agent on behalf of the Investors, the Liquidity Banks and the Investor
Agents to declare an "Event of Termination" under the Receivables Financing
Agreement and to cease making Advances secured by Receivables or interests therein or (ii) a "Triggering Event" (as defined in the Other Intercreditor
Agreement) to occur or, if the Other Intercreditor Agreement is no longer in effect, an Event of Default to occur which results in the acceleration of the principal amount of any

                                        4

Senior Obligations or Second Priority Debt Obligations under the terms of any
Senior Loan Document or any Second Priority Debt Document.

                  "Enforcement Notice" means a written notice delivered in
accordance with Section 2.05 hereof, which notice shall (i) if delivered by the
Program Agent, state that an Event of Termination has occurred, specify the nature of such Event of Termination and state that an Enforcement Period has commenced and (ii) if delivered by the Senior Collateral Agent, state that an
Event of Default has occurred, specify the nature of such event and state that an Enforcement Period has commenced.

                  "Enforcement Period" means the period of time following the receipt by either the Program Agent or the Senior Collateral Agent of an
Enforcement Notice delivered by the other such Person until the earliest of the following: (i) the Purchaser Claim Termination Date, in the case of an
Enforcement Notice delivered by the Program Agent; (ii) the Lender Claim
Termination Date, in the case of an Enforcement Notice delivered by the Senior
Collateral Agent; and (iii) the date the Program Agent and the Senior Collateral
Agent agree in writing to terminate the Enforcement Period.

                  "Event of Default" means any "Event of Default" as defined in the Credit Agreement and any "Event of Default" or similar event as defined in any Second Priority Debt Document, as the case may be.

                  "Event of Termination" has the meaning specified in the
Receivables Financing Agreement.

                  "Governmental Entity Receivables Account" means deposit
account no. 103-7294 at Mellon Bank, N.A. and the corresponding lock-boxes nos.
007020 and 371115, into which Collections on account of Receivables are deposited or remitted.

                  "Indenture" has the meaning specified in Preliminary
Statement 10.

                  "Indenture Claims" means the Second Priority Debt Obligations.

                  "Lender Claim" means all Senior Obligations.

                  "Lender Collateral" means the Senior Collateral (as defined in the Other Intercreditor Agreement) and the Second Priority Collateral (as
defined in the Other Intercreditor Agreement).

                  "Lender Commitments" means the "Commitments" as such term is defined in the Credit Agreement.

                  "Lender/Indenture Claim Termination Date" means the first date after the date hereof on which (a)(i) the Bank Commitments shall have expired or terminated and (ii) the

                                        5

Lender Claim has been indefeasibly paid and satisfied in full in cash and (b)
the Indenture Claims have been indefeasibly paid and satisfied in full in cash.

                  "Obligor" means a Person obligated to make payments pursuant to a Contract; provided, however, if a pharmaceutical benefits manager acts as agent for various persons and is obligated, pursuant to a Contract, to turn over to an Originator payments made to it by such persons, then the term "Obligor"
shall include both such pharmaceutical benefits manager and such persons.

                  "Other Intercreditor Agreement" has the meaning specified in
Preliminary Statement 11.

                  "Person" means an individual, corporation, trust (including a business trust), joint-stock company, limited liability company, unincorporated organization, association, partnership, joint venture, governmental authority or any other entity.

                  "Post-Event Receivables" means (i) all Receivables arising from the conduct or operation of the business of any Originator after the occurrence of an Enforcement with respect to any Lender Claim or Indenture
Claim, (ii) the Collections related to such Receivables and (iii) the Related
Security with respect to such Receivables.

                  "Pre-Event Unsold Receivables" means any Receivables other than Purchased Receivables and which arise from the conduct or operation of the business of any Originator prior to the occurrence of an Enforcement with respect to any Lender Claim or Indenture Claim.

                  "Pre-Event Unsold Receivables Property" means (i) the
Pre-Event Unsold Receivables, (ii) the Collections related to the Pre-Event
Unsold Receivables and (iii) the Related Security with respect to the Pre-Event
Unsold Receivables.

                  "Purchase Agreements" means, collectively, the Originator
Purchase Agreement, the Secondary Purchase Agreement and the Tertiary Purchase
Agreement.

                  "Purchased Property" means (i) the Purchased Receivables, (ii)
the Collections related to the Purchased Receivables, (iii) the Related Security
with respect to the Purchased Receivables and (iv) each of the Collection
Accounts; provided, however, that the inclusion of each of the Collection
Accounts as Purchased Property is not intended to include as Purchased Property cash collections and other cash proceeds deposited in the Collection Accounts that are not Collections related to Purchased Receivables, Pre-Event Unsold
Receivables or Related Security with respect to either of the foregoing.

                  "Purchased Receivables" means all Receivables now owned or hereafter existing sold, contributed or otherwise transferred or purported to be sold, contributed or otherwise transferred (including Receivables in which a
100% Participation Interest (as defined in the Originator Purchase Agreement)
has been transferred), in each instance, to a Purchaser, under

                                        6

and pursuant to the terms of the Originator Purchase Agreement, the Secondary
Purchase Agreement or the Tertiary Purchase Agreement.

                  "Purchaser" means any of (i) the Borrower, HQ or RAF I, as the purchaser or transferee of Purchased Receivables under the Purchase Agreements or the holder of a security interest in Pre-Event Unsold Receivables under the
Purchase Agreements; (ii) the Investors and Liquidity Banks, as the owners of
Advances secured by Purchased Receivables or interests therein under the
Receivables Financing Agreement or (in the case of the Liquidity Banks) as the purchasers of Advances or interests therein from the Investors; (iii) the
Program Agent, as representative of the Investors and the Liquidity Banks; and
(iv) the Investor Agents.

                  "Purchaser Claim" means all obligations of any Originator, HQ,
RAF I, or the Collection Agent or of the Borrower to, or which have been assigned to or entered into in favor of, the Program Agent, the Investors, the
Liquidity Banks or the Investor Agents arising under any Purchaser Document and of any Obligor arising under any Purchased Receivable, including, but not limited to, all amounts now or hereafter advanced or made to or for the benefit of the Borrower thereunder, any interest thereon, any repayment obligations, indemnity payments, fees or expenses due thereunder (including any interest, fees or expenses that, but for the provisions of the federal Bankruptcy Code, would have accrued), and any costs of collection or enforcement.

                  "Purchaser Claim Termination Date" means the first date after the date hereof on which (i) the Purchaser Claim has been indefeasibly paid and satisfied in full in cash and (ii) the commitments of the Liquidity Banks to make Advances secured by Purchased Receivables or interests therein pursuant to the Receivables Financing Agreement shall have expired or terminated.

                  "Purchaser Documents" means the Receivables Financing
Agreement, the Originator Purchase Agreement, the Secondary Purchase Agreement,
the Tertiary Purchase Agreement, the Deposit Account Agreements, the
Governmental Entity Receivables Agreements, the Parent Undertakings and the Fee
Agreement (each as defined in the Receivables Financing Agreement) and any other agreements, instruments or documents executed by the Originators, the Collection
Agent, HQ, RAF I, or the Borrower in connection therewith.

                  "Purchaser Funding Date" means the date on which the initial
Advances are made by the Investors and/or the Liquidity Banks under the
Receivables Financing Agreement.

                  "Receivable" means the indebtedness or obligation of any
Obligor resulting from the provision or sale of pharmaceutical merchandise by an
Originator (or an affiliate on behalf of such Originator) under a Contract
(whether constituting an account, instrument, chattel paper, payment intangible or general intangible), and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

                  "Records" means all contracts (including, without limitation, the Contracts) and other books, records and other information (including, without limitation, computer programs,

                                        7

tapes, disks, punch cards, data processing software and related property and rights, subject to the rights of any licensors and to applicable law) to the extent relating to any of the Receivables or any of the related Obligors.

                  "Related Security" means with respect to any Receivable: (i)
all of the interest of an Originator in the merchandise (including Returned
Goods), if any, relating to any sale giving rise to such Receivable; (ii) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the
Contract related to such Receivable or otherwise, together will all UCC financing statements filed against an Obligor describing any collateral securing such Receivable; (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such
Receivable or otherwise; and (iv) the Records relating to such Receivable and the related Obligor. Notwithstanding the foregoing, Returned Goods shall only constitute part of the Related Security for Purchased Receivables and Pre-Event
Unsold Receivables after an Enforcement with respect to the Receivables
Financing Agreement. At all other times, Returned Goods shall constitute part of the Collateral.

                  "Responsible Officer" means, as to the Senior Collateral Agent or the Program Agent, an officer thereof at the level of vice president or higher who is actively involved with the administration of the Credit Agreement, the Purchaser Documents or the Other Intercreditor Agreement, as the case may
be.

                  "Returned Goods" means all right, title and interest of an
Originator, HQ, RAF I or the Borrower, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Purchased Receivable or a Pre-Event Unsold Receivable.

                  "Second Priority Collateral Trustee" has the meaning specified in the Other Intercreditor Agreement.

                  "Second Priority Debt Documents" has the meaning specified in the Other Intercreditor Agreement.

                  "Second Priority Debt Obligations" has the meaning specified in the Other Intercreditor Agreement.

                  "Second Priority Debt Parties" has the meaning specified in the Other Intercreditor Agreement.

                  "Secured Parties" has the meaning specified in the Other
Intercreditor Agreement.

                  "Senior Lenders" has the meaning specified in the Other
Intercreditor Agreement.

                                        8

                  "Senior Loan Documents" has the meaning specified in the Other
Intercreditor Agreement.

                  "Senior Obligations" has the meaning specified in the Other
Intercreditor Agreement.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdictions.

                  SECTION 1.02. References to Terms Defined in the Purchaser
Documents and the Senior Loan Documents. Whenever in Section 1.01 a term is defined by reference to the meaning specified in any of the Purchaser Documents, the Other Intercreditor Agreement or Senior Loan Documents, then, unless otherwise specified herein, such term shall have the meaning specified in such
Purchaser Documents, the Other Intercreditor Agreement or Senior Loan Documents,
as the case may be, as in existence on the date hereof, without giving effect to any amendments of such term as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by all of the parties hereto.

                                   ARTICLE II
                            INTERCREDITOR PROVISIONS

                  SECTION 2.01.    Interests in and Priorities of Purchased
Property and Pre- Event Unsold Receivables Property. (a) Notwithstanding any
provision of the UCC, any applicable law or decision or any of the Senior Loan
Documents, Purchaser Documents or the Other Intercreditor Agreement, the Senior
Collateral Agent hereby agrees that (1) any lien, claim, encumbrance, security interest or other interest acquired by the Senior Collateral Agent, the Second
Priority Collateral Trustee or any other Secured Party in the Purchased
Receivables, the Related Security with respect thereto, the proceeds thereof or any other Purchased Property is hereby automatically and without further action terminated and released, effective on the Purchaser Funding Date, and the Senior
Collateral Agent, the Second Priority Collateral Trustee and the other Secured
Parties shall thereafter have no lien, claim, encumbrance, security interest or other interest or right therein, and (2) any lien, claim, encumbrance, security interest or other interest acquired by the Senior Collateral Agent, the Second
Priority Collateral Trustee or any other Secured Party in the Pre-Event Unsold
Receivables, the Related Security with respect thereto, the proceeds thereof or any other Pre-Event Unsold Receivables Property shall in all respects be junior and subordinate to any lien, claim, encumbrance, security interest or other interest acquired by the Program Agent or any Purchaser therein; provided, however, that nothing in clause (1) above shall be deemed to constitute a termination or release by the Senior Collateral Agent of: (i) any lien on and security interest in the proceeds received by any Originator or HQ for the sale or other transfer of the Purchased Receivables (including, without limitation, cash payments made by HQ or RAF I and the Deferred Purchase Price Note issued by
HQ in favor of Rite Aid of Delaware, Inc., as agent for the Originators, each in connection with such sales) and the Related Security with respect thereto; (ii)
any lien on, security interest in or assignment of any Company Claim; (iii) any lien, claim, encumbrance, security interest or other interest or right the
Senior Collateral Agent may have in the Deferred Purchase Price Note or in any capital or

                                                         9

equity interests issued by HQ; and (iv) any lien, claim, encumbrance, security interest or other interest or right the Senior Collateral Agent may have in the
Records (other than the Contracts), provided, that the Program Agent may have access to and use of all Records as provided in Section 2.06. If Returned Goods are fungible with any Collateral and are commingled with any Collateral, such
Returned Goods shall be presumed to be the first goods of such type sold by an
Originator after such Returned Goods become commingled with other goods of the same type. In the event that the Senior Collateral Agent shall foreclose or otherwise dispose of any commingled inventory described in the immediately preceding sentence, the Program Agent shall be allowed to have a representative observe such foreclosure or disposition and the Senior Collateral Agent's application of proceeds received therefrom.

                  (b)   The Senior Collateral Agent hereby acknowledges that the
Deferred Purchase Price Note is subordinated to the Purchaser Claim and the lien of the Program Agent on the Purchased Property and Pre-Event Unsold Receivables
Property pursuant to the Purchaser Documents.

                  (c)   The priorities of the liens, claims, encumbrances,
security interests or other interests established, altered or specified in clause (2) of the first sentence of Section 2.01(a) are applicable irrespective of the time or order of attachment or perfection thereof, the method of perfection, the time or order of filing of financing statements or the taking of possession, or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests or otherwise and irrespective of any other fact, circumstance, act or occurrence that might otherwise affect the priorities established under such clause (2).

                  SECTION 2.02. Respective Interests in Purchased Property and
Collateral. (a) Except for all rights of access to and use of Records granted to the Purchasers pursuant to the Purchaser Documents and Section 2.06 hereof and the Program Agent's security interest in, lien upon or other interest in the
Pre-Event Unsold Receivables Property, the Program Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the
Collateral. Except as otherwise specified in Section 2.01 above, the Senior
Collateral Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the Purchased Property, the Pre-Event
Unsold Receivables Property, the Governmental Entity Receivables Account or any
other assets or property of the Borrower or RAF I. The Program Agent agrees that
(i) it does not have and shall not have any security interest in, lien upon, or interest in, any Post-Event Receivables and (ii) any lien, claim, encumbrance, security interest or other interest acquired by the Program Agent, the
Investors, the Liquidity Banks or the Purchasers in the Post-Event Receivables
shall in all respects be junior and subordinate to any lien, claim, encumbrance, security interest or other interest acquired therein by the Senior Collateral
Agent, the Second Priority Collateral Trustee and any other Security Party. The
Senior Collateral Agent agrees to terminate, effective on the date of this
Agreement, any account control agreements in its favor with respect to the
Collection Account or the Governmental Entity Receivables Account.

                  (b)   The priorities of the liens, claims, encumbrances,
security interests or other interests established, altered or specified in the third sentence of Section 2.02(a) are applicable

                                       10

irrespective of the time or order of attachment or perfection thereof, the method of perfection, the time or order of filing of financing statements or the taking of possession, or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests or otherwise and irrespective of any other fact, circumstance, act or occurrence that might otherwise affect the priorities established under such sentence.

                  SECTION 2.03.    Distribution of Proceeds. At all times, all
proceeds of Collateral and Purchased Property shall be distributed in accordance with the following procedure:

                  (a)   (i) prior to the Lender/Indenture Claim Termination
         Date, all proceeds of the Collateral, including the Post-Event
         Receivables (other than Pre-Event Unsold Receivables Property), shall, to the extent required by the Other Intercreditor Agreement and the other Senior Loan Documents and Second Priority Debt Documents, be
         paid or delivered to the Senior Collateral Agent for application in accordance with the Other Intercreditor Agreement and the other Senior
         Loan Documents and Second Priority Debt Documents and (ii) any
         proceeds of Collateral (other than Pre-Event Unsold Receivables
         Property) not required to be applied pursuant to clause (i) shall be paid to the Originators or as otherwise required by applicable law.

                  (b)   (i) prior to the Purchaser Claim Termination Date, all
         Collections and other proceeds of the Purchased Property shall, to the extent required by the Purchaser Documents, be paid or delivered to the
         Program Agent for the benefit of the Investors and the Liquidity Banks for application in accordance with the terms of the Receivables
         Financing Agreement against the Purchaser Claim until the Purchaser
         Claim Termination Date, (ii) any Collections and proceeds of the
         Purchased Property not required to be applied pursuant to clause (i)
         shall be paid to the Borrower in accordance with the terms of the
         Receivables Financing Agreement or as otherwise required by applicable law, (iii) prior to the Purchaser Claim Termination Date, all
         Collections and other proceeds of the Pre-Event Unsold Receivables
         Property shall be paid or delivered to the Originators unless provided otherwise in the Purchaser Documents and (iv) after the Purchaser Claim
         Termination Date, all Collections and other proceeds of the Pre-Event
         Unsold Receivables Property shall be paid or delivered to the
         Originators unless provided otherwise in the Senior Loan Documents or the Second Priority Debt Documents; provided, however, that HQ and the
         Originators hereby agree that, prior to the Lender Claim Termination
         Date, all such remaining Collections and proceeds of Purchased Property which, pursuant to the Purchaser Documents, are to be paid by HQ to the
         Originators for application against a Company Claim shall, if required by the Other Intercreditor Agreement or the other Senior Loan Documents or Second Priority Debt Documents, be paid by the Borrower, HQ and RAF
         I directly on behalf of the Originators to the Senior Collateral Agent for application against the Claim before being paid to the Originators.

                  (c)   Subject to the terms and conditions of this Section
         2.03(c), the Program Agent agrees that it shall transfer its interest in and control over the Collection Account

                                       11

         and its rights with respect to the Governmental Entity Receivables
         Account to the Senior Collateral Agent upon the occurrence of the
         Purchaser Claim Termination Date (provided that the Lender/Indenture
         Claim Termination Date shall not yet have occurred). Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Program Agent.

                  SECTION 2.03A. Collections. (a) For purposes of determining whether specific Collections and other proceeds have been received on account of
Purchased Receivables, on the one hand, or on account of Pre-Event Unsold
Receivables or Post-Event Receivables, on the other hand, the parties hereto agree as follows:

                        (i)    all payments made by an Obligor which is
                  obligated to make payments on Purchased Receivables but is not obligated to make any payments on Pre-Event Unsold Receivables or Post-Event Receivables shall be conclusively presumed to be payments on account of Purchased Receivables and all payments made by an Obligor which is obligated to make payments on
                  Pre-Event Unsold Receivables or Post-Event Receivables but is
                  not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of
                  Pre-Event Unsold Receivables or Post-Event Receivables; and

                        (ii)   all payments made by an Obligor which is
                  obligated to make payments with respect to both Purchased
                  Receivables and Pre-Event Unsold Receivables or Post-Event
                  Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor as the
                  Receivables with respect to which such payments should be
                  applied. In the absence of such designation, such payments shall be applied as a Collection of Receivables of such
                  Obligor in the order of the age of such Receivables, starting with the oldest such Receivable.

                  (b)   For purposes of determining whether specific Collections
and other proceeds have been received on account of Pre-Event Unsold
Receivables, on the one hand, or on account of Post-Event Receivables, on the other hand, the parties hereto agree that all payments made by an Obligor which is obligated to make payments with respect to both Pre-Event Unsold Receivables and Post-Event Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor as the Receivables with respect to which such payments should be applied. In the absence of such designation, such payments shall be applied as a Collection of Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable.

                  SECTION 2.04.    Deferred Purchase Price Note. The Program
Agent hereby acknowledges that Rite Aid will deliver to the Senior Collateral
Agent the Deferred Purchase Price Note issued by HQ to Rite Aid, as agent for the Originators, as security for the Claim.

                  SECTION 2.05.    Enforcement Actions. Each of the Senior
Collateral Agent and the Program Agent agrees to use reasonable efforts to give an Enforcement Notice to each

                                       12

other party hereto prior to commencement of Enforcement and further agrees that during the period, if any, between the giving of such Enforcement Notice and the commencement of Enforcement thereunder, each party receiving such notice shall have the right to the extent within its power (but not the obligation) to cure the Event of Default or Event of Termination which has occurred under the Senior
Loan Documents, the Second Priority Debt Documents or the Purchaser Documents,
and to which such Enforcement Notice relates. Subject to the foregoing, the parties hereto agree that during an Enforcement Period:

                  (a)   To the extent authorized by the Purchaser Documents, the
         Program Agent may take any action to liquidate the Purchased Property and Pre-Event Unsold Receivables Property or to foreclose or realize upon or enforce any of its rights with respect to the Purchased
         Property and Pre-Event Unsold Receivables Property without the prior written consent of any Secured Party (including, without limitation, the Senior Collateral Agent) or any other party hereto.

                  (b)   To the extent authorized by the Other Intercreditor
         Agreement or the other Senior Loan Documents or Second Priority Debt
         Documents, the Senior Collateral Agent may, at its option and without the prior written consent of the other parties hereto, take any action to accelerate payment of the Claim and to foreclose or realize upon or enforce any of its rights with respect to the Collateral; provided, however, that the Senior Collateral Agent shall not take any action to foreclose or realize upon or to enforce any rights it may have with respect to any of (i) the Company Claim (including, without limitation, any obligations evidenced by the Deferred Purchase Price Note), or (ii)
         the Pre-Event Unsold Receivables Property (including, without limitation, sending or causing to be sent any notice to any Obligor of any Pre-Event Unsold Receivables Property directing such Obligor to remit Collections of any Pre-Event Unsold Receivables Property other than to the Deposit Accounts), in each case without the Program Agent's prior written consent (unless the Purchaser Claim Termination Date shall have occurred).

                  SECTION 2.06.    Access to and Use of Collateral. The Program
Agent and the Senior Collateral Agent hereby agree that, notwithstanding the priorities and other agreements set forth in this Agreement, the Program Agent and the Senior Collateral Agent shall have the following rights of access to and use of the Purchased Property and the Collateral, respectively:

                  (a)   To the extent authorized by the Purchaser Documents, the
         Program Agent may enter one or more premises of the Originators, HQ,
         RAF I, or the Borrower, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Originators, HQ, RAF I, the Borrower, the Senior Collateral Agent or any other Secured Party, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon (including the right to make copies thereof) and may have access to and use of any other property to which such access and use are granted under the Purchaser
         Documents, in each case provided that such use is for any purpose permitted under the Purchaser Documents or for the purposes of enforcing the rights of the Purchasers with

                                       13

         respect to the Purchased Property or the Pre-Event Unsold Receivables
         Property. To the extent the Senior Collateral Agent has taken possession of the Records in connection with any enforcement of any rights and remedies as set forth in under the Other Intercreditor
         Agreement or the Other Senior Loan Documents or Second Priority Debt
         Documents, the Senior Collateral Agent will permit the Program Agent to have access to and use of the Records during reasonable business hours
         (including the right to make copies thereof).

                  (b)   To the extent the Program Agent has taken possession of
         the Records for any reason, the Program Agent will permit the Senior
         Collateral Agent to have access to and use of the Records during reasonable business hours (including the right to make copies thereof), provided that such use by the Senior Collateral Agent is for any purpose permitted under the Senior Loan Documents (other than any use for any purpose prohibited by the proviso to Section 2.05(b) above) or for the purposes of enforcing the Senior Collateral Agent's rights with respect to the Collateral (other than Pre-Event Unsold Receivables
         Property).

                  SECTION 2.07.    Notice of Defaults. The Senior Collateral
Agent agrees to use reasonable efforts to give to the Program Agent a copy of any notice sent to any Originator with respect to the occurrence or existence of an Event of Default which continues for a period of ten (10) consecutive
Business Days without there being in effect a waiver thereof or an agreement forbearing from the exercise of remedies duly executed by the parties required to do so under the applicable Senior Loan Documents. The Program Agent agrees to use reasonable efforts to give to the Senior Collateral Agent a copy of any notice sent to any Originator, HQ, RAF I or the Borrower with respect to the occurrence or existence of an Event of Termination which continues for a period of ten (10) consecutive Business Days without there being in effect a waiver thereof or an agreement forbearing from the exercise of remedies duly executed by the parties required to do so under the applicable Purchaser Documents.
Notwithstanding the foregoing, any failure by any party hereto to give such notice shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party. In each of the above cases, the party receiving such notice shall have the right to the extent within its power (but not the obligation) to cure the Event of Default or Event of Termination, as the case may be, which gave rise to the sending of such notice.

                  SECTION 2.08.    Agency for Perfection. The Program Agent and
the Senior Collateral Agent hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Collateral (which may include the Deferred Purchase
Price Note) and the Purchased Property. In the event the Program Agent, to the actual knowledge of a Responsible Officer thereof, obtains possession of any of the Collateral (other than Pre-Event Unsold Receivables Property), the Program
Agent shall notify the Senior Collateral Agent of such fact, shall hold such
Collateral in trust and shall deliver such Collateral to the Senior Collateral
Agent upon request. In the event that the Senior Collateral Agent, to the actual knowledge of a Responsible Officer thereof, obtains possession of any of the
Purchased Property or Pre-Event Unsold Receivables Property, the Senior
Collateral Agent shall notify in writing the Program Agent of such fact, shall hold such Purchased Property or Pre-

                                       14

Event Unsold Receivables Property in trust and shall deliver such Purchased
Property or Pre- Event Unsold Receivables Property to the Program Agent upon request.

                  SECTION 2.09.    UCC Notices. In the event that any party
hereto shall be required by the UCC or any other applicable law to give notice to the other of the intended disposition of Purchased Property or Collateral, such notice shall be given in accordance with Section 3.01 hereof and ten (10)
days' notice shall be deemed to be commercially reasonable.

                  SECTION 2.10.    Independent Credit Investigations. Neither
the Program Agent nor the Senior Collateral Agent or any of their respective directors, officers, agents or employees shall be responsible to the other or to any other Person for the solvency, financial condition or ability of an
Originator, HQ, RAF I or the Borrower to repay the Purchaser Claim or the Lender
Claim, or for the value of the Purchased Property or the Collateral, or for statements of an Originator, HQ, RAF I or the Borrower, oral or written, or for the validity, sufficiency or enforceability of the Purchaser Claim, the Lender
Claim, the Purchaser Documents, the Senior Loan Documents, the Program Agent's
interest in the Purchased Property, the Pre-Event Unsold Receivables Property or
any other collateral or the Senior Collateral Agent's interest in the Collateral or any other collateral. The Senior Collateral Agent and the Program Agent have entered into their respective agreements with the Originators, HQ, RAF I or the
Borrower, as applicable, based upon their own independent investigations.
Neither the Senior Collateral Agent nor the Program Agent makes any warranty or representation to the other nor does it rely upon any representation of the other, in each instance, with respect to matters identified or referred to in this Section 2.10.

                  SECTION 2.11.    Limitation on Liability of Parties to Each
Other. Except as provided in this Agreement, the Senior Collateral Agent shall have no liability to the Program Agent, and the Program Agent shall have no liability to the Senior Collateral Agent, except in each case for liability arising from the gross negligence or willful misconduct of such party or its representatives. Neither the Senior Collateral Agent nor the Program Agent shall have any liability to any other party hereto in each case for consequential or exemplary damages.

                  SECTION 2.12.    Marshalling of Assets. Nothing in this
Agreement will be deemed to require either the Program Agent or the Senior
Collateral Agent (a) to proceed against certain property securing any or all of the Lender Claim, the Indenture Claims or the Purchaser Claim prior to proceeding against other property securing any such Claim or (b) to marshal the
Collateral or the Purchased Property (as applicable) upon the enforcement of the
Senior Collateral Agent's or the Program Agent's rights or remedies under the
Other Intercreditor Agreement or Purchaser Documents, as applicable.

                  SECTION 2.13.    Relative Rights of Investors, Liquidity Banks
and Secured Parties as Among Themselves. The relative rights of the Investors and the Liquidity Banks, each as against the other, with respect to the exercise of the rights and the receipt of the benefits granted by the Program Agent hereunder shall be determined by mutual agreement among such parties in accordance with the terms of the Purchaser Documents. Each of the parties hereto
(other than the Program Agent) shall be entitled to rely on the power and authority of the

                                       15

Program Agent to act on behalf of all of the Investors, the Liquidity Banks and the Investor Agents. The relative rights of the Secured Parties, each as against the other, with respect to the exercise of the rights and the receipt of the benefits granted by the Senior Collateral Agent shall be determined by mutual agreement among such parties in accordance with the terms of the Other
Intercreditor Agreement, the Senior Loan Documents and the Second Priority Debt
Documents. Each of the parties hereto (other than the Senior Collateral Agent)
shall be entitled to rely conclusively on the power and authority of the Senior
Collateral Agent to act on behalf of all of the other Secured Parties in connection with this Agreement.

                  SECTION 2.14.    Effect upon Senior Loan Documents and
Purchaser Documents. By executing this Agreement, the Originators, HQ, RAF I and the Borrower agree to be bound by the provisions hereof (a) as they relate to the relative rights of the Senior Collateral Agent and the Program Agent, as the
case may be, with respect to the property of the Originators, HQ, RAF I and the
Borrower and (b) as they relate to the relative rights of the Originators and the Program Agent as creditors of the Borrower. Each of the Originators, HQ, RAF
I and the Borrower acknowledge that the provisions of this Agreement shall not give any of them any substantive rights as against any other Person and that nothing in this Agreement shall amend, modify, change or supersede the terms of
(x) the Senior Loan Documents, the Second Priority Debt Documents or the Other
Intercreditor Agreement as among the Originators and the respective other parties thereto or (y) the Purchaser Documents as among the Originators, HQ, RAF
I, the Borrower, the Investors, the Liquidity Banks, the Investor Agents, the
Collection Agent and the Program Agent. Notwithstanding the foregoing, the
Senior Collateral Agent, on the one hand, and the Program Agent, on the other hand, agree that, as between themselves, to the extent the terms and provisions of the Other Intercreditor Agreement or the Purchaser Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

                  SECTION 2.15.    Accountings. To the extent not provided by
the Originators or the Collection Agent, (a) the Senior Collateral Agent agrees to render accounts of the Lender Claim to the Program Agent upon request, including, but not limited to, giving effect to the application of proceeds of any collateral as hereinbefore provided and (b) the Program Agent agrees to render statements to the Senior Collateral Agent upon request, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Purchaser Claim, giving effect to the application of proceeds of Purchased Property as hereinbefore provided. The Senior Collateral Agent understands that any such statements provided by the Program Agent will be based on information furnished to the Program Agent by the Collection Agent, and the
Program Agent makes no representation as to such information furnished to it by the Collection Agent.

                  SECTION 2.16.    Further Assurances. Each of the parties
hereto agrees to take such actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of release, distribution and allocation set forth above in this
Article II.

                                       16

                                   ARTICLE III
                                  MISCELLANEOUS

                  SECTION 3.01.    Notices. All notices and other communications
provided for hereunder shall, unless otherwise stated herein, be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, to the intended party at the address or facsimile number of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be deemed to have been given on the date of receipt.

                  If to the Program Agent:

                           Citicorp North America, Inc.
                           450 Mamaroneck Avenue
                           Harrison, New York  10528
                           Facsimile No. (914) 899-7890
                           Attention:  Global Securitization

                  If to the Borrower:

                           Rite Aid Funding II
                           30 Hunter Lane
                           Camp Hill, PA 17011
                           Facsimile No.
                           Attention:

                  If to RAF I:

                           Rite Aid Funding I
                           30 Hunter Lane
                           Camp Hill, PA 17011
                           Facsimile No.
                           Attention:

                  If to any Originator, the Collection Agent or Rite Aid:

                           c/o Rite Aid Corporation
                           30 Hunter Lane
                           Camp Hill, PA 17011
                           Facsimile No.
                           Attention:

                                       17

                  If to the Senior Collateral Agent:

                           Citicorp North America, Inc.
                           388 Greenwich St, 19th floor
                           New York, NY 10013
                           Facsimile No. (212) 816-2613
                           Attention: Sebastien Delasnerie

Except as otherwise expressly required by this Agreement, no notice shall be required to be given to any Secured Party under any Senior Loan Document or
Second Priority Debt Document, other than to the Senior Collateral Agent.

                  SECTION 3.02.    Agreement Absolute. The Program Agent shall
be deemed to have entered into the Purchaser Documents in express reliance upon this Agreement. The Senior Collateral Agent and the other Secured Parties shall be deemed to have entered into the Senior Loan Documents in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any other party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against any Originator, HQ, RAF I or the Borrower under the United States Bankruptcy Code or any similar proceeding under the laws of the Cayman Islands and all references herein to the Originators, HQ, RAF I or the Borrower shall be deemed to apply to a debtor-in-possession, trustee or liquidator for such party and all allocations of payments among the parties hereto shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

                  SECTION 3.03.    Successors and Assigns. This Agreement shall
be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for an Originator,
HQ, RAF I and the Borrower shall include a debtor-in-possession, trustee or liquidator of or for such party. The successors and assigns for the Senior
Collateral Agent or the Program Agent, as the case may be, shall include any successor Senior Collateral Agent or Program Agent, as the case may be, appointed under the terms of the Other Intercreditor Agreement or the Purchaser
Documents, as applicable. Each of the Senior Collateral Agent and the Program
Agent, as the case may be, agrees to not transfer any interest it may have in the Other Intercreditor Agreement or the Purchaser Documents, as the case may be, unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby.

                  SECTION 3.04.    Third-Party Beneficiaries. The terms and
provisions of this Agreement shall be for the sole benefit of the parties hereto, the Investors, the Liquidity Banks, the Investor Agents and the other
Secured Parties and their respective successors and assigns and no other Person shall have any right, benefit or priority by reason of this Agreement.

                                       18

                  SECTION 3.05.    Amendments, Etc. No amendment or waiver of
any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and any such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 3.06.    Section Titles. The article and section
headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  SECTION 3.07.    Severability. Any provision of this Agreement
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 3.08.    Execution in Counterparts. This Agreement may
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this
Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 3.09.    Governing Law. THIS AGREEMENT, INCLUDING THE
RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 3.10.    Submission to Jurisdiction. (a) Each of the
parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any other jurisdiction.

                  (b)   Each of the parties hereto irrevocably and
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                                       19

                  SECTION 3.11.    Consent to Service of Process. Each party to
this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 3.12.    Waiver of Jury Trial. TO THE FULLEST EXTENT
PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHT TO A
TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER
OR RELATING TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR
AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION
HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING,
STATEMENTS (WHETHER ORAL OR WRITTEN), ACTIONS OF ANY OF THE PARTIES HERETO OR
ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES
THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE
A JURY.

                  SECTION 3.13.    No Proceedings. Each of the Senior Collateral
Agent and the Originators hereby agrees that it will not institute against RAF I or the Borrower any proceeding under the United States Bankruptcy Code or any insolvency, liquidation or winding up proceeding under the laws of the Cayman
Islands so long as there shall not have elapsed one year plus one day since the
Purchaser Claim Termination Date; provided that the foregoing shall not prohibit the Senior Collateral Agent from exercising its rights in any such proceeding that is instituted by another Person.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                  [Remainder of Page Intentionally Left Blank]

                                       20

                               CITICORP NORTH AMERICA, INC.,
                               as Program Agent

                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                               RITE AID FUNDING I,
                               as a Purchaser

                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                               RITE AID FUNDING II,
                               as Borrower

                               By:
                                  -------------------------------------
                                  Name:
                                  Title:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                               RITE AID CORPORATION

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                               RITE AID HDQTRS. FUNDING, INC.,
                               as a Purchaser and as Collection Agent

                               By:
                                  -------------------------------------
                                  Name:
                                  Title:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                               CITICORP NORTH AMERICA, INC.,
                               as Senior Collateral Agent

                               By:
                                  -------------------------------------
                                  Name:
                                  Title:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                               THE ORIGINATORS LISTED ON ANNEX I
                               HERETO

                               By:
                                  -----------------------------------
                                  Name:
                                  Authorized Signatory:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                               JPMORGAN CHASE BANK,
                               as Senior Collateral Agent

                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                  Signature Page to the Intercreditor Agreement
                  ---------------------------------------------

                                     ANNEX I

                               LIST OF ORIGINATORS

         Rite Aid Corporation, a Delaware corporation
         Rite Aid of Connecticut, Inc., a Connecticut corporation
         Rite Aid of Delaware, Inc., a Delaware corporation
         Rite Aid of Georgia, Inc., a Georgia corporation
         Rite Aid of Indiana, Inc., an Indiana corporation
         Rite Aid of Kentucky, Inc., a Kentucky corporation
         Rite Aid of Maine, Inc., a Maine corporation
         Rite Aid of Maryland, Inc., a Maryland corporation
         Rite Aid of Michigan, Inc., a Michigan corporation
         Rite Aid of New Hampshire, Inc., a New Hampshire corporation
         Rite Aid of New Jersey, Inc., a New Jersey corporation
         Rite Aid of New York, Inc., a New York corporation
         Rite Aid of Ohio, Inc., an Ohio corporation
         Rite Aid of Pennsylvania, Inc., a Pennsylvania corporation
         Rite Aid of Tennessee, Inc., a Tennessee corporation
         Rite Aid of Vermont, Inc., a Vermont corporation
         Rite Aid of Virginia, Inc., a Virginia corporation
         Rite Aid of Washington, D.C., a District of Columbia corporation
         Rite Aid of West Virginia, Inc., a West Virginia corporation
         Keystone Centers, Inc., a Pennsylvania corporation
         The Lane Drug Company, an Ohio corporation
         Rite Aid Drug Palace, Inc., a Delaware corporation
         Thrifty PayLess, Inc., a California corporation
         Harco, Inc., an Alabama corporation
         Perry Drug Stores, Inc., a Michigan corporation
         Apex Drug Stores, Inc., a Michigan corporation
         PDS-1 Michigan, Inc., a Michigan corporation
         RDS Detroit, Inc., a Michigan corporation
         K & B Alabama Corporation, an Alabama corporation
         K & B Louisiana Corporation, a Louisiana corporation
         K & B Mississippi Corporation, a Mississippi corporation
         K & B Tennessee Corporation, a Tennessee corporation

                                     Sch 1-1